SPDR® Bloomberg Barclays Convertible Securities ETF
CWB
(NYSE Ticker)
Summary Prospectus-October 31, 2018
Before you invest in the SPDR® Bloomberg Barclays Convertible Securities ETF (the “Fund”), you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund's prospectus and statement of additional information dated October 31, 2018, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus and statement of additional information, as well as other information about the Fund, online at https://www.spdrs.com/product/fund.seam?ticker=CWB.
You may also obtain this information at no charge by calling 1-866-787-2257 or by sending an e-mail request to Fund_inquiry@ssga.com.
Investment Objective
The SPDR Bloomberg Barclays Convertible Securities ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks United States convertible securities markets.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.40%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.40%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$41	$128	$224	$505
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg Barclays U.S. Convertible Liquid Bond Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
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Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser). In seeking to track the Index, the Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries.
The Index is designed to represent the market of U.S. convertible securities, such as convertible bonds and convertible preferred stock. Convertible bonds are bonds that can be exchanged, at the option of the holder or issuer, for a specific number of shares of the issuer's equity securities. Convertible preferred stock is preferred stock that includes an option for the holder to convert to common stock. The Index components are a subset of issues in the Bloomberg Barclays Convertible Composite Index. To be included in the Index, a security must meet the following requirements: (i) have an issue amount of at least $350 million and a par amount outstanding of at least $250 million; (ii) be a non-called, non-defaulted security; (iii) have at least 31 days until maturity; (iv) be U.S. dollar denominated; and (v) be a registered or a convertible tranche issued under Rule 144A of the Securities Act of 1933, as amended. The Index may include investment grade, below investment grade and unrated securities. The Index is rebalanced on a monthly basis on the last business day of the month. As of August 31, 2018, a significant portion of the Fund comprised companies in the technology and consumer staples sectors, although this may change from time to time. As of August 31, 2018, there were approximately 168 securities in the Index.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Consumer Staples Sector Risk: Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies' performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal product companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending.
Convertible Securities Risk: Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. In recent years, the U.S. has experienced low interest rate levels. However, interest rates have begun to rise. In addition, economic recovery and the ending of the Federal Reserve Board's quantitative easing program increase the likelihood that interest rates will continue to rise in the future. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have
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a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to replicate the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund's holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Market Risk: The Fund's investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.
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Preferred Securities Risk: Generally, preferred security holders have no or limited voting rights with respect to the issuing company. In addition, preferred securities are subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. Dividend payments on a preferred security typically must be declared by the issuer's board of directors. In the event an issuer of preferred securities experiences economic difficulties, the issuer's preferred securities may lose substantial value due to the reduced likelihood that the issuer's board of directors will declare a dividend and the fact that the preferred security may be subordinated to other securities of the same issuer. Further, because many preferred securities pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds — that is, as interest rates rise, the value of the preferred securities held by the Fund are likely to decline. In addition, because many preferred securities allow holders to convert the preferred securities into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer's common stock and, therefore, declining common stock values may also cause the value of the Fund's investments to decline. Preferred securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred security having a higher than average yield may cause a decrease in the Fund's yield.
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
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Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.spdrs.com.
Annual Total Returns (years ended 12/31)*
Highest Quarterly Return: 10.36% (Q1, 2012)
Lowest Quarterly Return: -13.25% (Q3, 2011)
*	As of 9/30/2018, the Fund's Calendar Year-To-Date return was 8.12%.

Average Annual Total Returns (for periods ended 12/31/17)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Since Inception (4/14/09)
Return Before Taxes	16.24%	10.68%	11.82%
Return After Taxes on Distributions	14.47%	8.57%	9.90%
Return After Taxes on Distributions and Sale of Fund Shares	9.52%	7.56%	8.83%
Bloomberg Barclays U.S. Convertible Liquid Bond Index (reflects no deduction for fees, expenses or taxes)	17.32%	11.42%	12.94%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell and Christopher DiStefano.
Michael Brunell, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 1997.
Christopher DiStefano is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2010.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 100,000 Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
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Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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SPDR® Bloomberg Barclays Convertible Securities ETF
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